Basic and Diluted Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Basic and Diluted Loss Per Share
Schedule of basic earnings (loss) per share

	Year ended
	December 31,
(in thousands of euros)	2019	2020	2021
Net loss for the period	(30,218)	(33,619)	(49,635)
Weighted average number of outstanding shares used for computing basic/diluted loss per share	23,519,897	33,874,751	39,168,152
Basic/diluted loss per share (in €)	(1.28)	(0.99)	(1.27)